Exhibit 99.1

News Release

Orthofix Reports Second Quarter 2025 Financial Results

LEWISVILLE, Texas — August 5, 2025 — Orthofix Medical Inc. (NASDAQ:OFIX), a leading global medical technology company, today reported its financial results for the second quarter ended June 30, 2025, and reaffirmed its full-year 2025 financial guidance. All pro forma measures contained within this release exclude the impact of the Company's decision to discontinue its M6® product lines.

Highlights

•
Second quarter 2025 net sales of $203.1 million, including sales from M6® artificial cervical and lumbar discs, and pro forma net sales of $200.7 million, excluding sales from M6® discs, representing an increase of 2% on a reported basis and 4% on a pro forma constant currency basis compared to second quarter 2024
•
U.S. Spine Fixation1 net sales growth of 5% and procedure volume growth of 7% compared to second quarter 2024
•
Bone Growth Therapies ("BGT") net sales of $62.6 million, representing growth of 6%, with BGT Fracture net sales growth of 7% compared to second quarter 2024
•
Global Orthopedics net sales of $33.3 million, achieving constant currency growth of 5%, and U.S. Orthopedics net sales growth of 28% compared to second quarter 2024
•
Initiated global commercial launch of the TrueLok® Elevate Transverse Bone Transport ("TBT") System – the first FDA-cleared device for TBT to correct non-unions and bony or soft tissue deformities or defects
•
Announced U.S. commercial launch of the Reef® L Interbody System – completes Reef® interbody product family with a full-spectrum solution for lateral lumbar spinal fusion procedures
•
Second quarter 2025 net loss of $(14.1) million on a reported basis; Non-GAAP pro forma adjusted EBITDA of $20.6 million, with pro forma adjusted EBITDA margin expanding approximately 190 basis points compared to reported non-GAAP adjusted EBITDA for the second quarter 2024
•
Six consecutive quarters of adjusted EBITDA margin expansion; Positive free cash flow of $4.5 million for second quarter 2025

Second quarter 2025 net sales were $203.1 million, including sales from M6® artificial cervical and lumbar discs, and pro forma net sales of $200.7 million, excluding sales from M6® discs, representing an increase of 2.3% on a reported basis and 3.5% on a pro forma constant currency basis compared to second quarter 2024. Net loss was $(14.1) million, or $(0.36) per share, on a reported basis. Non-GAAP pro forma adjusted EBITDA was $20.6 million for the second quarter of 2025, an increase of $4.0 million compared to reported non-GAAP adjusted EBITDA of $16.6 million for the second quarter of 2024, representing 24.1% growth over the prior year.

“Orthofix's second quarter results demonstrate clear progress on our three-year plan to transform the business,” said Massimo Calafiore, President and Chief Executive Officer. “Our disciplined approach led to strong adjusted EBITDA margin growth and positive free cash flow generation, underscoring our ability to grow the business responsibly. Strategic initiatives, like accelerating distributor transitions in certain underpenetrated U.S. territories, are gaining traction and creating a powerful foundation for a more scalable commercial organization to drive our next phase of growth. Looking ahead, we expect to benefit from our recent product launches and deliver meaningful product innovation to improve outcomes and efficiencies for our surgeons and their patients. I am confident the Company is well positioned to deliver sustainable, long-term shareholder value throughout the second half of 2025 and beyond.”

1 Spine Fixation is comprised of the Company’s Spinal Implants product category, excluding motion preservation product offerings.

Financial Results Overview

Second Quarter 2025 Net Sales and Financial Results

The following table provides net sales by major product category and by reporting segment on a pro forma basis, removing the effects of the Company's discontinued M6® product lines:

	Three Months Ended June 30,
(Unaudited, U.S. Dollars, in millions)	2025	2024	Change	Constant Currency Change
Bone Growth Therapies	$62.6	$59.1	5.8%	5.8%
Spinal Implants, Biologics and Enabling Technologies*	104.8	103.1	1.6%	1.6%
Global Spine*	167.4	162.2	3.2%	3.2%
Global Orthopedics	33.3	30.6	8.9%	5.3%
Pro forma net sales*	200.7	192.8	4.1%	3.5%
Impact from discontinuation of M6 product lines	2.5	5.8	(57.5%)	(57.8%)
Reported net sales	$203.1	$198.6	2.3%	1.7%

* Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6® product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company's pro forma net sales to its reported figures under U.S. GAAP. The Company's reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6® product lines.

Gross margins were 68.7% for the quarter and were 72.7% on a non-GAAP pro forma adjusted basis.

Net loss was $(14.1) million, or $(0.36) per share, on a reported basis, compared to net loss of $(33.4) million, or $(0.88) per share in the prior year period. Non-GAAP pro forma adjusted EBITDA was $20.6 million, or 10.3% of pro forma net sales, compared to reported non-GAAP adjusted EBITDA of $16.6 million, or 8.4% of reported net sales, in the prior year period.

Liquidity

Cash, cash equivalents, and restricted cash on June 30, 2025 totaled $68.7 million compared to $60.5 million on March 31, 2025.

Business Outlook

The Company is reaffirming its full-year net sales guidance and its full-year 2025 adjusted EBITDA and free cash flow guidance as follows:

•
Pro forma net sales expected to range between $808 million to $816 million, excluding sales from the discontinued M6® product lines. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year.
•
Pro forma non-GAAP adjusted EBITDA is expected to be $82 million to $86 million. This range includes the anticipated impact from the discontinuation of the M6® product lines that was previously announced in February 2025.
•
Free cash flow is expected to be positive for full-year 2025, excluding the impact of restructuring charges related to the discontinuation of the M6® product lines.

An investor presentation for the Company's second quarter 2025 financial results is available in the "Events & Presentations" section of the Orthofix Investor Relations Website at ir.orthofix.com.

Conference Call

Orthofix will host a conference call today at 8:30 AM Eastern time to discuss the Company's financial results for the quarter ended June 30, 2025. Interested parties may access the conference call by dialing (888) 596-4144 in the U.S., and (646) 968-2525 in all other locations, and referencing the conference ID 4830464. A webcast and replay of the conference call may be accessed in the "Events & Presentations" section of the Orthofix Investor Relations Website at ir.orthofix.com.

Internet Posting of Information

Orthofix regularly shares important updates in the “Investors” section of its website at www.orthofix.com. The Company encourages investors and potential investors to consult the Orthofix website regularly for important information about Orthofix.

About Orthofix

Orthofix is a global medical technology company headquartered in Lewisville, Texas. By providing medical technologies that heal musculoskeletal pathologies, Orthofix delivers exceptional experiences and life-changing solutions to patients around the world. Orthofix offers a comprehensive portfolio of spinal hardware, bone growth therapies, specialized orthopedic solutions, biologics and enabling technologies, including the 7D FLASH™ Navigation System. To learn more, visit Orthofix.com and follow on LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2025. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaim any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company's results computed in accordance with GAAP.

Company Contact

Investors and Media
Julie Dewey, IRC Chief Investor Relations & Communications Officer
JulieDewey@Orthofix.com
209.613.6945

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Unaudited, U.S. Dollars, in thousands, except share and per share data)	2025	2024	2025	2024
Net sales	$203,121	$198,620	$396,767	$387,228
Cost of sales	63,588	63,871	135,615	125,237
Gross profit	139,533	134,749	261,152	261,991
Sales, general, and administrative	136,493	134,218	269,474	265,909
Research and development	15,934	18,049	35,700	37,541
Acquisition-related amortization, impairment, and remeasurement	3,109	7,388	20,854	12,784
Operating loss	(16,003)	(24,906)	(64,876)	(54,243)
Interest expense, net	(3,950)	(4,943)	(8,456)	(9,501)
Other income (expense), net	5,730	(2,510)	6,976	(3,784)
Loss before income taxes	(14,223)	(32,359)	(66,356)	(67,528)
Income tax benefit (expense)	142	(1,084)	(819)	(1,935)
Net loss	$(14,081)	$(33,443)	$(67,175)	$(69,463)

Net loss per common share:
Basic	$(0.36)	$(0.88)	$(1.71)	$(1.84)
Diluted	(0.36)	(0.88)	(1.71)	(1.84)
Weighted average number of common shares (in millions):
Basic	39.5	38.0	39.3	37.8
Diluted	39.5	38.0	39.3	37.8

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	June 30, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$65,606	$83,238
Restricted Cash	3,083	2,500
Accounts receivable, net of allowances of $8,909 and $7,418, respectively	129,556	134,713
Inventories	172,993	189,452
Prepaid expenses and other current assets	24,592	23,382
Total current assets	395,830	433,285
Property, plant, and equipment, net	129,200	139,804
Intangible assets, net	78,868	98,803
Goodwill	194,934	194,934
Other long-term assets	38,325	26,468
Total assets	$837,157	$893,294
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$45,098	$48,803
Current portion of finance lease liability	797	755
Other current liabilities	102,486	119,070
Total current liabilities	148,381	168,628
Long-term debt	157,047	157,015
Long-term portion of finance lease liability	17,448	17,835
Other long-term liabilities	55,934	46,692
Total liabilities	378,810	390,170
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 39,483 and 38,486 issued and outstanding as of June 30, 2025, and December 31, 2024, respectively	3,948	3,849
Additional paid-in capital	796,807	779,718
Accumulated deficit	(343,316)	(276,141)
Accumulated other comprehensive income (loss)	908	(4,302)
Total shareholders’ equity	458,347	503,124
Total liabilities and shareholders’ equity	$837,157	$893,294

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company's website at www.orthofix.com.

The Company's non-GAAP financial measures for the three and six months ended June 30, 2025, and 2024, have been adjusted to eliminate the financial effects of the Company's decision to discontinue its M6® product lines. Accordingly, previously reported figures for 2024 have been recast to reflect the financial impact of this decision.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Gross profit	$139,533	$134,749	$261,152	$261,991
Share-based compensation expense	467	497	929	1,034
SeaSpine merger-related costs	4,341	3,115	4,941	4,418
Restructuring costs and impairments related to M6 product lines	2,791	—	13,710	—
Strategic investments	43	64	56	129
Acquisition-related fair value adjustments	—	3,047	—	6,094
Amortization/depreciation of acquired long-lived assets	351	209	664	527
Adjusted gross profit	$147,526	$141,681	$281,452	$274,193
Adjusted gross margin as a percentage of reported net sales	72.6%	71.3%	70.9%	70.8%
Adjusted gross profit attributable to M6 product lines	(1,639)	(2,943)	(2,545)	(5,838)
Pro forma adjusted gross profit	$145,887	$138,738	$278,907	$268,355
Pro forma adjusted gross margin as a percentage of pro forma net sales	72.7%	72.0%	71.5%	71.6%

Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Net loss	$(14,081)	$(33,443)	$(67,175)	$(69,463)
Income tax (benefit) expense	(141)	1,084	819	1,936
Interest expense, net	3,950	4,943	8,456	9,501
Depreciation and amortization	16,871	14,032	51,302	28,894
Share-based compensation expense	7,824	9,959	14,293	18,759
Foreign exchange impact	(2,751)	851	(3,795)	2,439
SeaSpine merger-related costs	4,886	5,913	6,017	10,376
Restructuring costs and impairments related to M6 product lines	3,651	—	13,531	—
Strategic investments	353	319	3,867	431
Acquisition-related fair value adjustments	(763)	6,117	(1,373)	10,334
Interest and (gain) loss on investments	(31)	1,806	(31)	1,553
Litigation and investigation costs	4,029	(277)	7,071	1,983
Succession charges	—	5,346	—	7,556
Employee retention credit	(2,854)	—	(2,854)	—
Adjusted EBITDA	$20,943	$16,650	$30,128	$24,299
Adjusted EBITDA as a percentage of reported net sales	10.3%	8.4%	7.6%	6.3%
Operating (income) losses attributable to M6 product lines	(297)	1,794	1,949	3,648
Pro forma adjusted EBITDA	$20,646	$18,444	$32,077	$27,947
Adjusted EBITDA as a percentage of pro forma net sales	10.3%	9.6%	8.2%	7.5%

Adjusted Net Income (Loss)

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Net loss	$(14,081)	$(33,443)	$(67,175)	$(69,463)
Share-based compensation expense	7,824	9,959	14,293	18,759
Foreign exchange impact	(2,751)	851	(3,795)	2,439
SeaSpine merger-related costs	7,786	5,968	9,260	10,815
Restructuring costs and impairments related to M6 product lines	4,257	—	34,461	—
Strategic investments	364	349	3,907	497
Acquisition-related fair value adjustments	(761)	6,117	(1,371)	10,334
Amortization/depreciation of acquired long-lived assets	4,221	4,648	8,853	9,440
Litigation and investigation costs	4,029	(277)	7,071	1,983
Succession charges	—	5,346	—	7,556
Interest and (gain) loss on investments	(31)	1,786	(31)	1,504
Employee retention credit	(3,616)	—	(3,616)	—
Long-term income tax rate adjustment	(2,130)	415	70	3,112
Adjusted net income (loss)	$5,111	$1,719	$1,927	$(3,024)
Operating (income) losses attributable to M6 product lines	(766)	2,245	1,922	4,645
Long-term income tax rate adjustment for M6 product lines	215	(629)	(538)	(1,301)
Pro forma adjusted net income	$4,560	$3,335	$3,311	$320

Cash Flow and Free Cash Flow

	Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024
Net cash used in operating activities	$(6,752)	$(9,611)
Net cash used in investing activities	(13,833)	(20,583)
Net cash provided by financing activities	1,989	21,678
Effect of exchange rate changes on cash	1,547	(375)
Net change in cash and cash equivalents	$(17,049)	$(8,891)

	Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024
Net cash used in operating activities	$(6,752)	$(9,611)
Capital expenditures	(13,845)	(20,533)
Free cash flow	$(20,597)	$(30,144)

Reconciliation of Non-GAAP Financial Measures to Reported Operating Expenses

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Sales, general, and administrative	$136,493	$134,218	$269,474	$265,909
Reconciling items impacting sales, general, and administrative:
SeaSpine merger-related costs	(3,384)	(2,784)	(4,142)	(6,134)
Restructuring costs and impairments related to M6 product lines	(1,393)	—	(4,729)	—
Strategic investments	(194)	(30)	(1,741)	(111)
Amortization/depreciation of acquired long-lived assets	—	(121)	(60)	(369)
Litigation and investigation costs	(3,579)	277	(6,621)	(1,983)
Succession charges	—	(5,346)	—	(7,556)
Sales, general, and administrative expense, as adjusted	$127,943	$126,214	$252,181	$249,756
As a percentage of reported net sales	63.0%	63.5%	63.6%	64.5%
Sales, general, and administrative expense attributable to M6 product lines	(243)	(3,144)	(2,631)	(7,299)
Pro forma sales, general, and administrative expense, as adjusted	$127,700	$123,070	$249,550	$242,457
As a percentage of pro forma net sales	63.6%	63.8%	64.0%	64.7%

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Research and development expense, as reported	$15,934	$18,049	$35,700	$37,541
Reconciling items impacting research and development:
SeaSpine merger-related costs	(62)	(84)	(178)	(318)
Restructuring costs and impairments related to M6 product lines	(77)	—	(1,929)	—
Strategic investments	(127)	(255)	(2,110)	(258)
Litigation and investigation costs	(450)	—	(450)	—
Research and development expense, as adjusted	$15,218	$17,710	$31,033	$36,965
As a percentage of reported net sales	7.5%	8.9%	7.8%	9.5%
Research and development expense attributable to M6 product lines	(602)	(2,440)	(1,794)	(4,676)
Pro forma research and development expense, as adjusted	$14,616	$15,270	$29,239	$32,289
As a percentage of pro forma net sales	7.3%	7.9%	7.5%	8.6%

Reconciliations of Non-GAAP Financial Measures to Reported Non-Operating (Income) Expense

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2025	2024	2025	2024
Non-operating (income) expense	$(1,780)	$7,453	$1,480	$13,285
Reconciling items impacting non-operating expense:
Restructuring costs and impairments related to M6 product lines	3	—	3	—
Foreign exchange impact	2,751	(851)	3,795	(2,439)
Interest and gain (loss) on investments	31	(1,786)	31	(1,503)
Employee retention credit	3,617	—	3,617	—
Non-operating expense, as adjusted	$4,622	$4,816	$8,926	$9,343
As a percentage of reported net sales	2.3%	2.4%	2.2%	2.4%
Losses attributable to M6 product lines	(26)	(18)	(41)	(65)
Pro forma non-operating expense, as adjusted	$4,596	$4,798	$8,885	$9,278
As a percentage of pro forma net sales	2.3%	2.5%	2.3%	2.5%

Source

Orthofix Medical Inc.

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